EXHIBIT 99.2

rhPDGF-BB A Novel Tissue Engineering System for the Future? Dr. Tim Daniels MD FRCSC Associate Professor St. Michael's Hospital University of Toronto

Delayed Union / Nonunion "In this study, the nonunion rate was 41%, the worst in the literature." Majority of the patients were post-traumatic. Highest incidence in patients with plafond/talus fractures A review of ankle arthrodesis: predisposing factors to nonunion. Frey C et al Foot Ankle Int. 1994 Nov;15(11):581-4.

Delayed Union / Nonunion

Isolated Subtalar Arthrodesis

Easley ME, Trnka HJ, Schon LC and Myerson MS
J Bone Joint Surg Am. 2000 May;82(5):613-24

- 184 consecutive isolated subtalar arthrodesis
- Overall nonunion rate = 16%
- Nonunion rate: Nonsmokers – 8%
  Smokers – 27%
- Nonunion rate in: Primary fusion – 14%
  Revision fusion – 29%

Delayed Union / Nonunion 63 complex ankle or hindfoot fusions Grafton putty and Orthoblast used - demineralized bone graft Overall nonunion rate - 11% Use of demineralized bone matrix in ankle/hindfoot fusion. Thoradson DB and Kuehn S. Foot Ankle Int. 2003 Jul;24(7):557-60.

The Pilot Study Purpose Safety and clinical utility (i.e. performance) in representative bone regeneration model "First-in-man" clinical experience in foot and ankle orthopedic application Study Design Investigators: SMH, Toronto Western, British Columbia F/A Clinic Open-label pilot trial Independent radiological assessment (plain films and CT Scans) Number of Subjects: 20 (expanded to 60) Rigid fixation of fusion using screws (plate fixation excluded) Nine (9) month follow-up Endpoints: Radiographic Healing Union, AOFAS Score, Function, pain, QOL

SMH
ST. MICHAEL'S HOSPITAL

Study Flowchart

Procedure	Screening	Surgery	Post-Treatment Follow-up Evaluations						
	Visit 1	Visit 2	Visit 3	Visit 4	Visit 5	Visit 6	Visit 7	Visit 8	Visit 9
	Within 21 Days of Surgery	Day 0	Day 7-14	Wk 6 ±3 Days	Wk 9 ±7 Days	Wk 12 ±7 Days	Wk 16 ±7 Days	Wk 24 ±7 Days	Wk 36 ±7 Days
Informed Consent	X[1]								
Surgery		X							
Clinical/Functional Assessments[2]	X			X	X	X	X	X	X
Radiographic Outcomes[3]	X	X	X	X	X	X	X	X	X
CT Scans[4]				X		X	X[4]		
Quality of Life Assessments	X			X		X		X	X
Adverse Events/ Complications		X	X	X	X	X	X	X	X

Inclusion / Exclusion Criteria Key Inclusion Criteria REB approved informed consent Bone defect in foot/ankle fusion requiring bone graft No more than 4 screws ^ 16 years of age Key Exclusion Criteria Previous surgery with infection at fusion site Plate fixation or >9cc of bone graft (no more than 3 kits) History of cancer or current chemo-/radiotherapy Allergy to yeast-derived products Females intending to become pregnant (females of child-bearing potential must be practicing medically accepted method of birth control)

Surgical Procedure Surgical Technique Standard anesthesia protocol Entire joint exposed and denuded to subchondral bone Cortex is perforated to augment fusion Fusion hardware: screws (^ 4), supplemental pins; no plates Fixation must be rigid prior to wound closure Document start and stop times (first incision : wound closure)

Radiographic Endpoints Independent Radiological Assessment Osseous Bridging (CT Scan) Presence of Abnormal / Heterotopic Bone Formation Presence / resorption of TCP Hardware Complications

Number of Subjects 32 Mean Age 51 Gender Male - 13 (41%) Gender Female - 19 (59%) Mean Body Mass Index 29.9 (22 - 50) Smoking History Prior Smoking History - 13 (41%) Current Smoker - 6 (19%) Description of Injury / Deformity Primary Arthritis - 9 (29%) Rheumatoid Arthritis - 2 (6%) Post-Traumatic Injury - 12 (38%) Other - 12 (38%) Patient Demographics

Obese (^ 30 kg/m2) 14 (44%) Previous Surgery (revision) 13 (41%) History of Diabetes (Type I or II) 4 (13%) Smoking History within Last 5 yrs. 8 (25%) Subjects with multiple risk factors 14 (44%) Patient Risk Factors At-risk patient population included in pilot study

Adverse Events Event GEM OS1 Subjects With at Least One Adverse Event 21 Total Adverse Events 36 Surgical Complications 18 Serious Adverse Events 2 Infections (soft tissue) 3 Abnormal / Heterotopic Bone Formation 0 Adverse Events Attributable to Device 0 No device related AEs / SAEs reported to date

Timepoint Subjects Achieving FWB Status (%) Baseline N/A Week 6 2 / 32 (6%) Week 12 20 / 30 (67%) Week 16 17 / 19 (90%) Week 24 9 / 9 (100%) Clinical Outcomes All 24 week f/u patients have achieved FWB status

Timepoint Moderate or Complete (> 50%) Week 6 8 / 27 (30%) Week 12 18 / 27 (67%) Radiographic Outcomes Independent Radiologist Assessment: Osseous Bridging (CT Scans) 85% of subjects undergoing fusions in this current study had some degree of osseous bridging noted at 12 weeks on CT scan Recent CT outcomes reported with autograft looking at subtalar / triple fusions (23% at 6 weeks; 48% at 12 weeks)* *Coughlin et al, FAI, 2006

Conclusions Summary of Top Line Results for rhPDGF-BB / GEM OS1 To date this is a safe alternative to autogenous bone graft: Results comparable and suggest to be better than ABG without associated harvest morbidity No device related AEs/SAEs Additional RCTs are warranted to prove efficacy Expanded study accepted for product registration in Canada on basis of GEM 21S approval Rigid fixation and debridement are critical for efficacy of growth factors such as rhPDGF-BB Rigorous methodology including CT scans used to assess outcomes